Developing a Novel Approach to Treat Metastatic Solid Tumors

Propanc Biopharma, Inc.

James Nathanielsz, Chief Executive Officer

February 12, 2019

Forward Looking Statement

The information in this presentation is provided to you by Propanc Biopharma, Inc. (the "Company") solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else. By viewing or participating in this presentation, you acknowledge and agree (i) that the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) that no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, (iii) that all participants must return all materials provided in connection herewith to the Company at the completion of the presentation, and (iv) to be bound by the foregoing limitations.

No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any of its shareholders, employees, officers, directors, affiliates, advisers, agents or representatives (collectively, "Representatives") accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials, and that neither the Company nor any of its Representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials.

This presentation contains forward-looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These factors include uncertainties as to the Company's ability to continue as a going concern absent new debt or equity financings; the Company's current reliance on substantial debt financing that it is unable to repay in cash; the Company's ability to successfully remediate material weaknesses in its internal controls; the Company's ability to reach research and development milestones as planned and within proposed budgets; the Company's ability to control costs; the Company's ability to obtain adequate new financing on reasonable terms; the Company's ability to successfully develop PRP, its lead product candidate; the Company's ability to obtain and maintain patent protection; the Company's ability to recruit employees and directors with accounting and finance expertise; the Company's dependence on third parties for services; the Company dependence on key executives; the impact of government regulations, including FDA regulations; the impact of any future litigation; the availability of capital; changes in economic conditions, competition; and other risks, including, but not limited to, those described in the Company's Registration Statement on Form S-1, filed with the U.S. Securities and Exchange Commission (the "SEC") on October 17, 2018, and in the Company's other filings and submissions with the SEC. These forward-looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its Representatives has any obligation to, nor do any of them undertake to, revise or update the forward-looking statements contained in this presentation to reflect future events or circumstances.

This presentation speaks as of February 12, 2019. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its Representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

Novel Approach to Treating Metastatic Cancer



Here's how it works...

- Approximately 80% of cancers are from solid tumors and metastasis is the main cause of patient death.
- Cancer stem cells are resistant to standard treatments, remain dormant for long periods, then migrate to other organs, triggering explosive tumor growth, causing patient relapse.
- Our approach addresses the global, unmet medical need of tumor recurrence and metastasis from solid tumors.
- Proenzyme therapy targets and eradicates cancer stem cells not killed by radiation or chemotherapy.

Company Overview

- Biopharmaceutical company developing new cancer treatments for patients suffering from pancreatic, ovarian and colorectal cancers.
- Proenzyme therapy approach based on 100 years of enzyme use.
- 40 years of combined pharma/biotech experience.
- 80 years of combined scientific research expertise.
- Robust patent portfolio (65 in force & pending).
- Orphan drug designation for treatment of pancreatic cancer.
- Publicly traded on OTCQB: PPCB, Fully Reporting, $5.19M market cap (12/31/18).



PRP

Trypsinogen / Chymotrypsinogen I.V. Injection

Pancreatic Enzyme Therapy

Enzymes stimulate biological reactions in the body, especially enzymes secreted by the pancreas.

- Over 100 years ago, Professor John Beard proposed that pancreatic enzymes represents the body's primary defense against cancer.
- Scientific experts have endorsed Beard´s hypothesis with encouraging data from patient treatment.



PANCREATIC SECRETION:
Trypsinogen
Chymotrypsinogen
Pancreatic lipase and amylase
DUODENUM
PANCREAS
Pancreatic acinus

PRP Trypsinogen/Chymotrypsinogen

- Mixture of 2 proenzymes from bovine pancreas.
- Synergistic ratio of 1:6 inhibits growth of most tumor cells.
- Examples include ovarian and colorectal cancers.
- Efficacy also shown in pancreatic, kidney, breast, brain, prostate, lung, liver, uterine and skin cancers.


Trypsinogen
Chymotrypsinogen


A2780 - Ovarian
RFU +/- SEM
12000.00
10000.00
8000.00
6000.00
4000.00
2000.00
0.00
control
1x Trypsinogen
1x
2x
4x
6x
8x
10x
1:1
1:2
1:4
1:6
1:8
1:10
Chymotrypsinogen
Combination


HCT-15 - Colorectal
RFU +/- SEM
10000.00
9000.00
8000.00
7000.00
6000.00
5000.00
4000.00
3000.00
2000.00
1000.00
0.00
control
1x Trypsinogen
1x
2x
4x
6x
8x
10x
1:1
1:2
1:4
1:6
1:8
1:10
Chymotrypsinogen
Combination

PRP Induces Cell Differentiation

- PRP has the potential to convert cancerous cells back into normal cells.
- Tumor cells return to the normal pathways of a differentiated cell.
- Post treatment evidence shows that colorectal and pancreatic cancer cells return to normal cell behavior.



a
b
c
d

Caco2 cells untreated (a) and treat (b-d). In (b) numerous microvilli can be seen. Panels (c) and (d) show tight junction (arrow heads), desmosomes (arrows) and increment in glycogen deposits (asterisk)



a
b
c
d
e
f

Proenzyme treatment induces aggregation of Panc1 cells. (a and d) are evenly distributed in a monolayer culture, whereas treated cells (b, c, e and f) cluster and form aggregates)

PRP Compassionate Patient Treatment Results

- 46 terminal patients administered suppository formulation containing trypsinogen & chymotrypsinogen.
- No severe, or even serious adverse events observed from treatment.
- 19 from 46 patients significantly exceeded life expectancy (41.3%).
- Mean survival (9.0 Mo.) significantly higher than mean life expectancy (5.6 Mo.), one way ANOVA ($\alpha = 0.05$, $P < 0.05$).
- Although incidence is low, endocrine tumors and cancers of GI tract appear to benefit from treatment.

Cancer Type	Responders Vs Patients*
Ovarian Cancer	**4/6**
Pancreatic cancer	**3/4**
Gastric cancer	**2/2**
Prostate cancer	**2/8**
Non-Hodgkin Lymphoma	1/1
Mesothelioma	1/1
Neuro-endocrine tumor	1/1
NSCLC	1/2
Melanoma	1/2
Bowel	**1/2**
Colon cancer	**1/5**
Breast cancer	1/6
Small cell carcinoma	0/1
Renal cancer	0/1
Abdomen (unknown primary)	0/1
Bladder cancer	0/2
Total:	**19/46**

*All patients either met or exceeded life expectancy based on initial prognosis

A New Frontier

Anti-Cancer Stem Cell Therapy

Conventional Therapies

- Kill replicating cancer cells, but deep inside tumors are cells that develop resistance, called cancer stem cells.
- Can remain dormant for long periods.
- Migrate to other organs spreading the cancer.



PRP Reverses Epithelial to Mesencyhmal Transition (EMT)



EMT INTRACELLULAR
SIGNALLING NETWORKS
Dsh
GSK-3β
Smad2
Smad3
EMT
Transcription
Factors
Ras
Fzd
Growth factors
EMT
PRP PROMOTES
EMT REVERSION AND
CELL DIFFERENTIATION
METASTASIS
Cells become
differentiated
Proteins responsible for
cell to cell contact
are expressed
PRP HAS ANTI-CANCER EFFECTS,
BLOCKING TUMOR GROWTH AND
AGGRESSIVE DISSEMINATION

PRP Alters Key Signalling Pathways

- Cancer stem cells die naturally by reprogramming the cancer stem cell to reduce malignancy and invasiveness.
- PRP promotes the expression of E-cadherin and decreases expression of N-cadherin & vimentin mesenchymal markers.
- Strongly inhibits Slug, a transcription factor associated with tumor metastasis and angiogenesis.



B
Relative Fold Expression
BxPC3
1,6
1,4
1,2
1
0,8
0,6
0,4
0,2
0
*
**
**
**
E CAD
N CAD
SLUG
VIMENTINE
CTR
PRP
A2780
2,5
2
1,5
1
0,5
0
**
**
**
E CADHERIN
N CADHERIN
SLUG
VIMENTIN
CTR
PRP

PRP Offers Paradigm Shift in Standard of Care

- No adverse events observed.
- Since PRP does not target replicating cells, it is unlikely to affect healthy cells and will suppress undesirable effects from cancer.
- PRP regulates expression of genes that triggers dominant pathways that are turned on in cancer stem cells, but turned off in healthy cells.
- PRP has the potential to force cancer stem cells to become benign!



Corporate Strategy

Future Landscape

Competitor Analysis

Company Name	Ticker	Market Cap. $$M*	Overview	Status
OncoMed PHARMACEUTICALS	OMED	**$25.6**	Currently 3 therapeutic candidates in clinical development targeting cancer stem cell pathways and immuno-oncology.	3 in Phase I
Verastem Oncology	VSTM	**$270.8**	Developing small molecule inhibitors designed to modulate the tumor micro environment. Clinical programs target P13K and FAK pathways	2 in Phase I, II and III for multiple indications
Stemline	STML	**$300.9**	Undergoing clinical development of targeted therapies (IL-3), small molecule inhibitor of XPO1 and an immunotherapy, with a focus on additional 2nd generation IL-3 targeted compounds	3 in Phase I/II

**As of December 31, 2018*

Executive Leadership with Significant Scientific and Clinical Expertise



Mr James Nathanielsz
Chief Executive Officer

- Director & C.E.O, Oct '07.
- 20 yrs. experience in R&D, Manufacturing & Distribution, including 10 yrs. in oncology
- Bachelor of Applied Science (Biochemistry/ Applied Chemistry) & Master of Entrepreneurship & Innovation, Swinburne University, Melbourne, Australia.



Dr Julian Kenyon
Chief Scientific Officer

- Co-Founder & Director, Feb '08.
- Medical Director of the Dove Clinic for Integrated Medicine, UK, since 2000.
- Bachelor of Medicine & Surgery & Doctor of Medicine, University of Liverpool.
- Primary Fellow of the Royal College of Surgeons, Edinburgh for over 40 years.



Prof. Klaus Kutz
Chief Medical Officer

- 20 yrs. experience as consultant in Clinical Pharmacology & Safety in oncology.
- 12 yrs. experience Head of Clinical Pharmacology in 2 multinational pharma companies.
- Specialist for Internal Medicine, Gastroenterology & Clinical Pharmacology.
- Professor of Medicine, University of Bonn, Germany.

Medical and Scientific Advisory Board

Professor John Smyth

Univ. of Edinburgh

Professor Emeritus Medical Oncology & Honorary Assistant Principal Cancer Research Development, Univ. of Edinburgh.

Chair, Expert Advisory Group for Oncology & Hematology for the Commission of Medicines. Serves on the Expert Advisory Group to the EU Drug Licensing Board.

Dr Joseph Chalil

Boehringer Ingelheim

Associate Director, Fellow of American College of Healthcare Executives, Expert in US Healthcare Policy, Chairman of Global Clinical Research and Trial Network of American Association of Physicians of Indian Origin (AAPI).

Dr Macarena Perán

Univ. of Jaén

Reader in Anatomy, collaborating with the Institute for Regenerative Medicine and Pathobiology (IBIMER).

Dr Juan Marchal Corrales

Univ. of Granada

Professor of Anatomy and Embryology at the Faculty of Medicine, member of the standing committee of the Scientific council and coordinator of Area Research in the Biosanitary Institute of Granada (IBS.Granada), Board member of IBIMER.

Dr Maria Garcia

Univ. Hospital

Leads the competitive research contract from the National Health System to lead translational cancer research in the University Hospital Complex of Granada.

International R&D Partnerships

UNIVERSITY OF BATH	Joint IP ownership and Commercialization Agreement.
Universidad de Jaén Universidad de Granada FIBAO	Joint research collaboration: - Drug discovery oncology program - New compound screening - Translational research - Clinical development
amatsiQBiologicals	Process development, purification of active drug substances, analytical method development and GMP manufacturing.

PRP Well-Positioned to Start First-In Human Study for Solid Tumors

- Scientific advice meetings with MHRA (UK), Apr 2016 and Mar 2018, for PRP, completed.
- Preclinical pharmacology and safety toxicology studies completed.
- Orphan Drug Designation Status received from the FDA for the treatment of pancreatic cancer, 2017.
- Current and planned activities:
  1. Development of bioanalytical assays.
  2. Investigational Medicinal Product (IMP) manufacture.
  3. Preparation for FIH study in advanced cancer patients, solid tumors.
  4. Initiation of partnering discussions during FIH study.

PRP Timelines


2019/20
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
CTA Preparation
Investigational Medicinal Product Dossier (IMPD)
Study Protocol (SP)
Investigator's Brochure (IB)
CTA Review
CTA Compilation
CTA Submission
CTA Approval
Study Preparation
CRO Selection & Contracts
Analytical Labs Selection Contracts
Preparartion of Logistics
Trial Site(s) Selection & Contracts
Trial Site(s) Initiation Visits
First Patient/First Visit (FPFV)

Investment Opportunity

- Seeking $4M for IMP Manufacture and submission of Clinical Trial Application (CTA) for PRP, Phase I, FIH study.
- Initiate POP1 drug discovery program.
- Follow on round of $10M for early stage clinical development of PRP.
- Evaluating Phase I & II sites in AUS, attractive 43% R&D tax incentive benefit (incl. OS expenses if <50% of total project costs).

Activity	Cost US$$M
General & Administrative*:	1.35
Research & Development:	2.65
Total:	**$4.00 M**

*Includes portion of salary, wages and expenses claimed under R&D tax expenditure, therefore G&A closer to 25% of total expenditure

Market Opportunity

- **80% of ALL cancers are solid tumors:**
  - Initially target pancreatic, ovarian & colorectal tumors.
  - 780,702 global deaths, combined, in 2012 (WHO).
  - $14B combined market segment by 2020 (GBI Research)
  - With a high mortality rate, substantial need for new, clinically proven treatments exists.
  - Seek orphan drug designation protection for niche indications.


Future Combined Markets in 2020, GBI Research ($$Billions)
$2.9
$1.9
$9.4
colorectal
pancreatic
ovarian

Global Market to reach $150B in 2020 "IMS Health"

Partnering/ Licensing Strategy

- Launched awareness/marketing outreach campaign:
  - Top 20 international oncology companies.
  - Strong encouragement for innovative approach.
  - Definite interest in product, positive response, no significant concerns.
  - Data from FIH studies to generate further discussion.
- Preliminary independent valuation:
  - 3 different valuation methods, DCF, Precedent transactions, Comparable companies.
  - Ave: $365M, NPV, license lead product at POC to maximize return.



Average: $365million
Average
Discounted Cash Flows Risk Adjusted- All Indications
Precedent Transactions
Comparable Company Valuations
$286
$443
$399
$482
$395
$545
$64
$302
$-
$100
$200
$300
$400
$500
$600

Thank You!

February 12, 2019

James Nathanielsz

Chief Executive Officer

+61-414-835-002

j.nathanielsz@propanc.com